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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                               -----------------

      Date of Report (Date of earliest event reported): January 15, 1996

                           AMERAC ENERGY CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

              1-9933                                      75-2181442
      (Commission File Number)               (IRS Employer Identification No.)

      700 Louisiana, Suite 3300, Houston, Texas              77002
      (Address of principal executive offices)             (Zip Code)

      (Registrant's telephone number, including area code): (713) 223-1833
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Item 2.  Acquisition or Disposition of Assets

     On January 15, 1996, Amerac Energy Corporation ("Amerac") purchased all of the issued and outstanding common stock of Fremont Energy Corporation and Ridgepointe Resources, Inc. Amerac estimates the proved oil and gas reserves to be approximately 14.1 BCFE at November 1, 1995 and such reserves are located in the States of Kansas, New Mexico and Oklahoma. The purchased reserves are approximately 52% of Amerac's reserves at January 1, 1995.

     As consideration for the acquisition, Amerac issued and paid to the Selling Shareholders an aggregate of (i) 3,293,310 shares of Amerac Common Stock par value $.05 per share, and (ii) $7,067,648 in cash, of which $250,330 has been deposited in escrow pending resolution of certain title and environmental matters. The 3,293,310 shares of Amerac Common Stock represents approximately 13.9% of the outstanding shares as of January 15, 1996.

     In connection with the transaction, Amerac and the Selling Shareholders entered into an agreement pursuant to which the Selling Shareholders were granted certain registration rights under the securities laws with respect to the share of Amerac Common Stock.
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Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired

              It is impracticable for Amerac to provide the required financial statements at the date hereof. Amerac will file the required financial statements as soon as practicable, but no later than 60 days after January 30, 1996.

         (b)  Pro Forma Financial Information

              It is impracticable for Amerac to provide the required pro forma information at the date hereof. Amerac will file the required financial statements as soon as practicable, but no later than 60 days after January 30, 1996.

         (c)  Exhibits

Exhibit No.                    Description                            Page
-----------                    -----------                            ----

Exhibit 1           Acquisition Agreement dated as of January 5,
                    1996 by and among Amerac, the Selling
                    Shareholders, Ridgepointe, Fremont and
                    Fremont Petroleum Corporation, together
                    with Amendment No. 1 to Acquisition
                    Agreement

Exhibit 2           Registration Rights Agreement dated as of
                    January 15, 1996 between Amerac and the
                    Selling Shareholders

Exhibit 3           Press Release of Amerac dated January 17, 1996

Exhibit 4           First Amendment to Amended and Restated
                    Credit Agreement dated January 16, 1996
                    by and between Amerac and Bank One, Texas
                    National Association
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERAC ENERGY CORPORATION


Date:  January 25, 1996           By:   /s/  Jeffrey L. Stevens
                                     ------------------------------------
                                     Jeffrey L. Stevens
                                     Senior Vice President and
                                       Chief Financial Officer